UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 13, 2005

Kansas City Southern
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

427 West 12th Street, Kansas City, Missouri		64105
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	816-983-1303

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 13, 2005, Kansas City Southern ("KCS") announced that it and its subsidiaries, TFM, S.A. de C.V. ("TFM") and Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. ("Grupo TFM"), along with the Mexican holding company Grupo TMM, S.A. ("Grupo TMM"), entered into a settlement agreement with the Mexican government on September 13, 2005, resolving the controversies and disputes between the companies and the Mexican government concerning the payment of a value added tax ("VAT") refund to TFM and the purchase of the remaining shares of TFM owned by the Mexican government. As a result of this settlement, KCS and its subsidiaries now own 100% of Grupo TFM and TFM shares; the potential obligation of KCS, Grupo TFM and Grupo TMM to acquire the Mexican government's remaining 20% ownership of TFM has been eliminated; and the legal obligation of the Mexican government to issue the VAT refund to TFM has been satisfied. Part of the value of the VAT refund was used to purchase the TFM shares owned by the Mexican government and to cover taxes related to the settlement. There will be no cash payment made by any party under the settlement agreement. In addition, the parties have entered into mutual releases of all existing and potential claims relating to the VAT refund and the Put obligation, and have entered in an agreement to dismiss all of the existing litigation between the parties within three days of entering into the agreement.

As a result of the resolution of TFM's VAT claim, KCS is required to make a contingency payment of $110.0 million to Grupo TMM in accordance with the terms of the December 15, 2004 Amended and Restated Acquisition Agreement in a combination of stock, notes and cash. A copy of the press release making this announcement is attached as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release issued by Kansas City Southern dated September 13, 2005 entitled "KCS, TFM, GTFM, and Grupo TMM Reach Settlement Agreement with Mexican Government Regarding VAT Refund Certificate and Put Obligation" is attached hereto as exhibit 99.1.

10.1 English translation of the settlement agreement dated September 12, 2005, is attached as exhibit 10.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern

September 16, 2005	By:	James S. Brook

Name: James S. Brook
Title: Vice President and Comptroller

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Exhibit Index

Exhibit No.	Description

10.1	English translation of the settlement dated September 12, 2005.
99.1	Press Release issued by Kansas City Southern dated September 13, 2005 entitled "KCS, TFM, GTFM, and Grupo TMM Reach Settlement Agreement with Mexican Government Regarding VAT Refund Certificate and Put Obligation"